UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 28, 2005

PARAGON FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27437	94-3227733
(Commission File Number)	(IRS Employer Identification No.)

2207 Sawgrass Village Drive, Ponte Vedra Beach, Florida 32082

(Address of principal executive offices and zip code)

(904) 285-0000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On February 28, 2005, we completed a private placement financing transaction pursuant to which we offered to accredited investors up to 17,207,791 units at $0.0308 per unit with each unit consisting of one share of our common stock, par value $0.0001 per share (the “Common Stock”), and one warrant to purchase one share of our Common Stock at $0.04 per share expiring on December 31, 2007. We sold 17,207,791 units to several accredited investors for an aggregate purchase price of $530,000.

These securities where offered and sold by the Company in reliance on exemptions from registration provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder. The investors in the private placement offering were all “accredited investors” as that term is defined under Regulation D. The investors were provided a confidential offering memorandum and executed individual subscription agreements in which they made representations regarding their sophistication and qualifications as accredited investors.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Description
3.1	Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 3.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, File No. 000-27437 filed on April 15, 2003)

3.2	Certificate of Amendment to the Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 3.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, File No. 000-27437 filed on April 15, 2003)

3.3	Certificate of Amendment to the Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 3.3 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, File No. 000-27437 filed on April 15, 2003)

3.4	Certificate of Amendment to the Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 3.4 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, File No. 000-27437 filed on April 15, 2003)

3.5	Amended and Restated By-laws (incorporated herein by reference to Exhibit 3.5 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, File No. 000-27437 filed on April 15, 2003)

4.1	Form of Warrant

10.1	Form of Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2005	PARAGON FINANCIAL CORPORATION

	By:	/s/ Paul K. Danner
	Name:	Paul K. Danner
	Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description
3.1	Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 3.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, File No. 000-27437 filed on April 15, 2003)

3.2	Certificate of Amendment to the Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 3.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, File No. 000-27437 filed on April 15, 2003)

3.3	Certificate of Amendment to the Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 3.3 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, File No. 000-27437 filed on April 15, 2003)

3.4	Certificate of Amendment to the Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 3.4 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, File No. 000-27437 filed on April 15, 2003)

3.5	Amended and Restated By-laws (incorporated herein by reference to Exhibit 3.5 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, File No. 000-27437 filed on April 15, 2003)

4.1	Form of Warrant

10.1	Form of Subscription Agreement